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University of Pennsylvania

Second Amendment to the Amended and Restated Patent License Agreement

This Second Amendment (the “Second Amendment”) is made and entered into as of May 10, 2010 (the “Effective Date”) by and between The Trustees of the University of Pennsylvania (hereinafter referred to as “Penn”) and Advaxis, Inc., a corporation organized and existing under the laws of Delaware (hereinafter referred to as “Company”) having a place of business at Technology Centre of New Jersey, 675 U.S. Route 1, North Brunswick, NJ 08902.

WHEREAS, Penn and Company entered into an Amended and Restated License Agreement dated February 13, 2007 (the “Agreement”); and

WHEREAS, Penn and Company entered into a First Amendment to the Agreement dated March 26, 2007 (the “First Amendment”); and

WHEREAS, Company desires to further amend the Agreement to add docket numbers L2134,  Q3610, Q3614, R3702, S4225, S4243, and U4810 (hereinafter referred to as “Additional Penn Dockets”) developed under the supervision of, or in collaboration with Drs. Yvonne Paterson and Fred Frankel;

WHEREAS, Company owes $249,481of unreimbursed patent expenses and Company desires to pay the patent expenses in full; and

WHEREAS, Company owes $129,598 under the sponsored research agreement and Company desires to pay the SRA balance in full.

All terms not specifically defined herein will have the meaning ascribed to them in the Agreement.
Now, therefore, in consideration of the foregoing premises, and intending to be legally bound hereby, the parties hereto agree as follows:

1)	Attachment 1- List of Intellectual Property is deleted in its entirety and replaced with Exhibit 1 to this Second Amendment, which includes the Additional Penn Dockets.

2)
 On the Effective Date of this Second Amendment Company shall pay to Penn, solely at Penn’s option, i) a non-refundable, non-assessable option exercise fee of $10,000 per Additional Docket ($70,000 total) in cash or ii) $140,000 in stock, or iii) a mix of cash and stock of which the stock component will be no less than twenty-five percent (25%) of the total.  The number of shares of stock to be issue to Penn will be calculated as follows: the percentage of the option exercise fee to be paid in stock multiplied by $140,000. The product of that calculation is then divided by the price per share of the most recently completed financing round to determine the number of shares of stock to be issued to Penn. Penn will be entitled to receive the same class of shares as the most recent round of financing. The issuance to Penn will entitle Penn to the same rights, preferences, warrant and/or option coverage, conversion privileges, etc. as granted to the participants in the most recent round of financing.

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For illustrative purposes, if the most recently completed financing round by Company priced shares at $0.20 and Penn opts to convert fifty percent (50%) of the option exercise fee to stock, then to determine the number of shares Penn will receive, take $70,000 (50% of the total amount Penn can convert to equity and double it to achieve the 2:1 ratio of stock to cash) and divide it by $0.20. The quotient yields 350,000 shares of stock. This calculation does not take into consideration any preferential or other benefits afforded the investors in the most recently completed round. Should Penn exercise its option to convert a portion of the option exercise fee to equity, Penn will be entitled to receive the same preferential or other benefits afforded the investors in the most recently completed round. In this example, the remaining balance of the option fee, $35,000 would be payable to Penn in cash.

3)
Company agrees to reimburse Penn for all outstanding expenses, associated with the Agreement and the First Amendment and the Sponsored Research Agreement (“SRA”), by wire transfer of immediately available funds, as follows:

a)
 Sixty-five thousand dollars ($65,000) on or before the first day of each month beginning May 1, 2010 and ending on September 1, 2010, inclusive. And fifty-four thousand seventy-nine dollars ($54,079) on or before September 30, 2010.

4)
Company agrees to pay all historical patent expenses associated with this Second Amendment that adds Additional Dockets. These expenses include, but are not limited to, all historically accrued patent and licensing expenses, attorney’s fees, official fees and all other charges incident to the preparation, prosecution and maintenance of the Penn Patent Rights that were incurred and docketed by Penn relating to the Additional Penn Dockets on or before the Effective Date of this Second Amendment.  Company shall pay such expenses to Penn, in cash, in the following amounts:

a)
 at least twenty percent (20%) of any amount of funding raised on or after April 1, 2010 (whether or not the funding has been drawn), regardless of the form. Such payments will be paid to Penn within ten (10) days after the completion of each tranche of funding regardless of the form of the funding or the type of security and regardless of whether Company has drawn down funds. Notwithstanding the foregoing, Company is not precluded from paying a higher percentage of funding raised towards these obligations or paying the obligations in full at any time.

Notwithstanding the previous paragraph, regardless of the amounts of funding raised, all outstanding patent expenses for all licensed dockets plus all SRA amounts must be paid in full by September 30, 2010.

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Any amounts not paid by the applicable due date will incur interest at one and one half percent (1.5%) per month back to April 1, 2010.

5)
This section reaffirms Company’s obligations to reimburse Penn for all documented attorneys fees, expenses, official fees and other charges incident to the preparation, prosecution, maintenance and licensing of Penn Patent Rights pursuant to the terms of the Agreement, as amended.

6)	Except as specifically modified or amended hereby, the Agreement, as amended by the First Amendment, shall remain in full force and effect.

7)
No provision of this Amendment may be modified or amended except expressly in a writing signed by all parties nor shall any term be waived except expressly in a writing signed by the party charged therewith.

8)	This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken constitute one and the same instrument.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Second Amendment to be executed by their duly authorized representatives.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA
By:	/s/ Michael J. Cleare, PhD
Name: Michael J. Cleare, PhD
Title: Executive Director
Date:	5/11/2010

ADVAXIS, INC.
By:	/s/ Thomas A. Moore
Name:	Thomas A. Moore
Title:	Chairman and CEO
Date:	May 7, 2010

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Exhibit 1

List of Intellectual Property

D751	Live, Recombinant Listeria Monocytogenes Vaccines and Production of Cytotoxic T-Cell Response

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
07/606,546		United States		10/31/1990	Utility	Abandoned
08/192,857		United States		02/07/1994	CIP	Abandoned
08/038,356		United States		03/26/1993	CIP	Abandoned
08/366,477	5,830,702	United States	11/03/1998	12/30/1994	Continuation	Issued

H1219	Specific Immunotherapy of Cancer Using a Live Recombinant Bacterial Vaccine Vector

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
2,204,666		Canada		11/03/1995	National Phase	Filed
PCT/US1995/014741		World Patent Org		11/03/1995	PCT	Expired
2007-125462		Japan		05/10/2007	National Phase	Filed
95939926.2	0790835	Switzerland	08/04/2004	11/03/1995	EPO	Issued
95939926.2	0790835	United Kingdom	08/04/2004	11/03/1995	EPO	Issued
95939926.2	0790835	Belgium	08/04/2004	11/03/1995	EPO	Issued
95939926.2	0790835	Ireland	08/04/2004	11/03/1995	EPO	Issued
95939926.2	0790835	Germany	08/04/2004	11/03/1995	EPO	Issued
95939926.2	0790835	France	08/04/2004	11/03/1995	EPO	Issued
95939926.2	0790835	Liechtenstein	08/04/2004	11/03/1995	EPO	Issued
95939926.2	0790835	European Patent Office	08/04/2004	11/03/1995	National Phase	Issued
515534/96	3995712	Japan	08/10/2007	11/03/1995	National Phase	Filed
08/336,372	6,051,237	United States	04/18/2000	11/08/1994	Utility	Issued
10/441,851	7,135,188	United States	11/14/2006	05/20/2003	Continuation	Filed

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Methods and compositions for immunotherapy of cancer

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
09/535,212	6,565,852	United States	05/20/2003	03/27/2000	CIP	Issued

J1598	Immunogenic Compositions Comprising DAL/DAT Double Mutant, Auxotrophic Attenuated Strains of Listeria and Their Methods of Use

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
12/216,806		United States		07/10/2008	Continuation	Filed
98957980.0		Germany		11/13/1998	EPO	Issued
98957980.0		United Kingdom		11/13/1998	EPO	Issued
98957980.0		France		11/13/1998	EPO	Issued
2,309,790	05083948	Canada	07/06/2000	11/13/1998	National Phase	Filed
98957980.0	1032417	European Patent Office	6-Jan-10	11/13/1998	National Phase	Issued
08/972,902	6,099,848	United States	08/08/2000	11/18/1997	Utility	Issued
14108/99	730296	Australia	13-Nov-98	11/13/1998	National Phase	Issued

Bacterial Vaccines Comprising Auxotrophic, Attenuated Strains of $I(Listeria) Expressing Heterologous Antigens

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
PCT/US1998/024357		World Patent Org		11/13/1998	PCT	Expired

A Bacterial Vaccine Vector and Methods of Use Thereof

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
10/660,194	7,488,487	United States	02/10/2009	09/11/2003	Continuation	Issued

Isolated nucleic acids comprising Listeria dal and dat genes

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
09/520,207	6,504,020	United States	01/07/2003	03/07/2000	Divisional	Issued
10/136,253	6,635,749	United States	10/21/2003	05/01/2002	Divisional	Issued

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L2134	Compositions, Methods and Kits for Enhancing the Immunogenicity of a Bacterial Vaccine Vector

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
2006-500840		Japan		01/08/2008	National Phase	Abandoned
04700858.6		European Patent Office		01/08/2004	EPO	Abandoned
06104227 1		Hong Kong			National Phase	Abandoned
169553		Israel			Unknown	Abandoned
10/541,614		United States		04/27/2006	National Phase	Filed
PCT/US2004/000366		World Patent Org		01/08/2004	PCT	Expired
60/439,009		United States		01/09/2003	Provisional	Expired
2,512,812		Canada			National Phase	Abandoned
20044204751		Australia			National Phase	Abandoned
60/259,738		United States		01/04/2001	Provisional	Expired

Compositions and Methods for Enhancing Immunogenicity of Antigens

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
151942	151942	Israel	10/21/2009	03/26/2001	National Phase	Issued
2,404,164		Canada			National Phase	Abandoned
01928324.1		European Patent Office		03/26/2001	EPO	Filed
01928324.1		Germany		03/26/2001	EPO	In Preparation
01928324.1		France		03/26/2001	EPO	In Preparation
2001-570290		Japan		03/26/2001	National Phase	Filed
01928324.1		United Kingdom		03/26/2001	EPO	In Preparation
PCT/US2001/009736		World Patent Org		03/25/2001	PCT	Expired
09/735,450	6,767,542	United States	07/27/2004	12/13/2000	CIP	Issued

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Fusion of Non-hemolytic, Truncated Form of Listeriolysin O to Antigens to Enhance Immunogenicity

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
10/239,703	7,635,479	United States	12/22/2009	03/26/2001	National Phase	Issued
11/376,572		United States		03/16/2006	Divisional	Filed
11/376,564		United States		03/16/2006	Divisional	Filed
09/537,642	6,855,320	United States	02/15/2005	03/29/2000	Utility	Issued
10/835,662	7,588,930	United States	09/15/2009	04/30/2004	CIP	Issued

O2876	Compositions and Methods for Enhancing the Immunogenicity of Antigens

Q3610	Antibiotic Resistance Free DNA Vaccines

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
60/601,493		United States		08/13/2004	Provisional	Expired
05810446.4		European Patent Office		08/15/2005	EPO	Filed
2,577,270		Canada		08/15/2005	National Phase	Filed
11/203,408		United States		08/15/2005	Utility	Filed
2005271247		Australia		08/15/2005	National Phase	Abandoned
PCT/US2005/028896		World Patent Org		08/15/2005	PCT	Expired
2007-525862		Japan		08/15/2005	National Phase	Filed

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Q3614	Methods for Constructing Antibiotic Resistance Free Vaccines

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
11/203,415		United States		08/15/2005	Utility	Filed
11/785,249		United States		04/16/2007	CIP	Filed
11/818,965		United States		04/27/2007	CIP	Filed
2,577,306		Canada		08/15/2005	National Phase	Filed
05808671.1		European Patent Office		08/15/2005	EPO	Filed
PCT/US2005/028895		World Patent Org		08/15/2005	PCT	Expired
2007-525861		Japan		08/15/2005	National Phase	Filed
60/601,492		United States		08/13/2004	Provisional	Expired
2005271246		Australia		08/15/2005	National Phase	Abandoned
PCT/US08/04861		World Patent Org		04/15/2008	PCT	Expired
TBD		Japan		04/15/2008	National Phase	In Preparation
60/924,033		United States		04/27/2007	Provisional	Unknown
08742912.2		European Patent Office		04/15/2008	National Phase	Filed

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R3702	Listeria-Based and Llo-Based Vaccines

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
05811815.9		European Patent Office		09/14/2005	EPO	Filed
2005289957		Australia		09/14/2005	National Phase	Abandoned
2007-533537		Japan		09/14/2005	National Phase	Filed
2,581,331		Canada		09/14/2005	National Phase	Filed
PCT/US2005/032682		World Patent Org		09/14/2005	PCT	Expired
10/949,667		United States		09/24/2004	CIP	Filed
PCT/US06/43987		World Patent Org		11/13/2006	PCT	Expired
60/735,184		United States		11/10/2005	Provisional	Expired
12/084,829		United States		11/13/2006	National Phase	Abandoned
11/223,945		United States		09/13/2005	CIP	Filed

S4225	Compositions and Methods for Enhancing the Immunogenicity of Antigens

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
08726578.1		European Patent Office		03/07/2008	EPO	Filed
PCT/US2008/03067		United States		03/07/2008	PCT	Expired
TBD		Japan		03/07/2008	National Phase	Filed
PCT/US2007/10635		World Patent Org		05/02/2007	PCT	Expired
11/715,497		United States		03/08/2007	CIP	Filed
11/415,271		United States		05/02/2006	CIP	Filed

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S4243	Methods and Compositions for Treating IgE-Mediated Diseases

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
2009-523812		Japan		08/06/2007	National Phase	Filed
11/882,782		United States		08/06/2007	Utility	Abandoned
60/835,420		United States		08/04/2006	Provisional	Expired
PCT/US2007/017479		World Patent Org		08/06/2007	PCT	Expired
078111120.0		European Patent Office		08/06/2007	National Phase	Filed

U4810	A listeria monocytogenes-based bacterial vaccine vector expressing mouse VEGFR2/Flk-1 for cancer therapy

Serial No.	Patent No.	Country	Issue Date	File Date	App Type	Status
61/157,367		United States		3/4/2009	Provisional	Filed